Ramius Trading Strategies Managed Futures Fund

Class	Ticker
Class A:	RTSRX
Class I:	RTSIX

Summary Prospectus	May 4, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.ramiusmutualfunds.com. You may also obtain this information at no cost by calling 1-877-6RAMIUS (1-877-672-6487) or by sending an e-mail request to clientservice@ramius.com. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2012, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks to achieve positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund and/or the Ramius Dynamic Replication Fund whose information is contained in another prospectus. (Please contact the Fund at 877-672-6487 to receive the prospectus for the Ramius Dynamic Replication Fund.)  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 33 of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load)	1.00% 1	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and full redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class I Shares

Management fees 2	1.60%	1.60%
Subadvisory fees	0.09%	0.09%
Distribution and/or service (12b-1) fees	0.25%	None
Other expenses	0.62%	0.62%
Subsidiary expenses, including Trading Entities’ expenses 3	2.26%	2.26%
Total annual fund operating expenses	4.82%	4.57%
Fee waiver and/or expense reimbursement 4	(0.45)%	(0.45)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)4	4.37%	4.12%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of Class A Shares within 18 months of the date of purchase.

2.
Management fees include a management fee paid to the Advisor (as defined herein) by the Subsidiary (as defined herein) at the annual rate of 1.60% of the Subsidiary’s average daily net assets.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.  This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.

3.
This item does not include management fees paid by the Subsidiary to the Advisor, which are included in “Management fees” in the table above.  Subsidiary expenses include fees and expenses of the Trading Entities (as defined herein) which are borne indirectly by the Fund as a result of investing in the Trading Entities through the Subsidiary, including management fees paid by the Trading Entities to the Trading Advisors (as defined herein) and performance fees based on trading profits (both realized and unrealized) to the Trading Advisors.  Actual fees and expenses may vary from year to year, including depending on the Trading Entities’ profits and amount of assets allocated to each Trading Entity.

4.
The Advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the “Subsidiary expenses, including Trading Entity expenses” line item on the table above, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A and Class I shares, respectively.  This agreement is effective until April 30, 2013, and may be terminated only by the Trust’s Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement.  The amount of the fee waiver/expense reimbursement shown is an estimate based on expenses estimated for this fiscal year.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other muutal funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the fee waivers/expense reimbursement by the Fund’s investment advisor, Ramius Trading Strategies LLC (the “Advisor”).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$964	$1,883
Class I shares	$414	$1,340

If you did not redeem your shares (but otherwise based on the same assumptions described above) your costs would be:

	1 Year	3 Years
Class A shares	$964	$1,883
Class I shares	$414	$1,340

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs, may result in a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which will be taxable as ordinary income when distributed to shareholders), and may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the period from September 13, 2011 (commencement of operations) to December 31, 2011, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies
The Fund pursues its investment objective by allocating its assets using two principal investment strategies: a “managed futures” strategy and a “fixed income” strategy.  The managed futures strategy is intended to capture returns tied to global macroeconomic trends in the commodity futures (including financial futures) markets, and the fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the Fund’s portfolio.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in fewer positions than “diversified” mutual funds

Managed Futures Strategy
The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by the Advisor and has the same investment objective as the Fund.  The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”).  Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund.  The Advisor expects that each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Advisor expects will exceed the Trading Entity’s total assets) and a performance fee calculated as a percentage of the Trading Entity’s profits.

The Advisor monitors the performance of the Trading Advisors and the Trading Entities and seeks to achieve the Fund’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Entities.  The Advisor may not allocate or reallocate assets to all Trading Entities and may not allocate assets evenly among the Trading Entities.  The Advisor allocates the assets of the Subsidiary among the Trading Entities to provide exposure to managed futures programs that the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography.  The Advisor expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

Each of the following Trading Advisors is currently directing the trading of a different Trading Entity pursuant to a managed futures program:
●	Aspect Capital Limited
●	Cantab Capital Partners LLP
●	Fulcrum Asset Management Ltd and Fulcrum Asset Management LLP (as sub-advisor)
●	IPM Informed Portfolio Management AB
●	Lynx Asset Management AB
●	Winton Capital Management Limited.

From time to time and for various reasons, the Advisor may terminate a Trading Advisor and possibly wind down the respective Trading Entity.

In addition to investing through the Trading Entities, the Subsidiary also may directly invest its assets in derivative instruments, including swaps, commodity-linked notes and other investments intended to serve as margin or collateral for swap positions. Such instruments may have payments linked to the performance of commodities. Although the Fund expects to execute its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in derivative instruments to the extent permitted under the 1940 Act and consistent with its intent to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).

Fixed Income Strategy
The Advisor expects to allocate the Fund’s assets that are not allocated to the Subsidiary to a fixed income strategy that invests primarily in investment grade fixed income securities in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s managed futures portfolio.  The fixed income strategy may also include investments in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).  The Advisor delegates management of the Fund’s fixed income strategy portfolio to Horizon Cash Management L.L.C. (the “Subadvisor”).

Fixed income securities in which the Fund may invest include corporate bonds and other corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies.  The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments.  The amount of such foreign investments will vary from time to time, but at any time foreign investments may represent as much as 100% of the Fund’s total assets.  The Fund may invest in fixed income securities rated at the time of purchase BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization, or, if unrated, determined by the Advisor or Subadvisor to be of similar quality.  The Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments and cash.  The fixed income securities in which the Fund may invest may be of any maturity, although the Subadvisor expects the Fund to maintain an average maturity that ranges between short term (less than one year) and intermediate term (four to seven years).

Principal Risks
The Fund’s principal risks are described below.  Because the Fund may be considered to be investing indirectly in the Trading Entities through its Subsidiary, references to the Fund’s risks also include risks associated with investing in the Subsidiary and the Trading Entities.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.  There can be no assurances that the Fund will achieve its investment objectives.

Managed futures strategy/commodities risk. Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies.  The commodity markets are subject to temporary distortions and other disruptions.  U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Derivatives risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts.  The primary types of derivatives in which the Fund currently contemplates investing are futures contracts and forward contracts.  Futures contracts and forward contracts can be highly volatile, illiquid and difficult to value, and changes in the value of a futures contract or forward contract held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments.  Although the value of a futures contract or a forward contract depends largely upon price movements in the underlying instrument, there are additional risks associated with futures contracts and forward contracts that are possibly greater than the risks associated with investing directly in the underlying instruments, including illiquidity risk, leveraging risk and counterparty credit risk. A small investment in futures contracts and forward contracts could have a potentially large impact on the Fund’s performance.

Fixed income risk.  Prices of fixed income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price.  In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

Credit risk.  Failure of an issuer or guarantor of a fixed income security to make timely interest or principal payments or otherwise honor its obligations could cause the Fund to lose money.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

High Fees.  Your cost of investing in the Fund may be higher than the cost of investing in other mutual funds that invest directly in the types of derivatives held by the Trading Entities. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by the Trading Entities, including management fees and performance-based fees, commodity brokerage commissions and operating expenses.

Performance Fees.  The performance-based fees paid to the Trading Advisors may create an incentive for the Trading Advisors to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees.  A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative.

Subsidiary risk.  By investing in the Subsidiary and, indirectly, in the Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments.  The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax risk.  To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.”  In the absence of a ruling, however, there can be no certainty in this regard.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

Portfolio Turnover Risk.  The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year.  Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.

Management risk.  The investment processes used by the Advisor, the Subadvisor and the Trading Advisors could fail to achieve the Fund’s investment objective and cause your investment to lose value.  Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Government Intervention and Regulatory Changes.  The recent instability in financial markets has led government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that are exposed to extreme volatility and in some cases lack of liquidity.  For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund.  There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely impact the Fund.  Major changes resulting from the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, the Dodd-Frank Act established a new regulatory structure for derivatives.  If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the managed futures programs in which the Trading Entities invest, and as a result, the Fund, may be adversely affected.  Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

The Fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and therefore currently is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.  The CFTC has amended the exclusion claimed by the Fund and under the amended rules, the Fund would be regulated as a commodity pool and the Advisor would be required to register as a commodity pool operator in the future.  However, the Investment Company Institute and the U.S. Chamber of Commerce have filed a lawsuit claiming that the amendment was not lawfully adopted, and the outcome of the lawsuit (and the status of the current exemption pending resolution of the lawsuit) is uncertain. If the Fund is no longer able to rely on its current exclusion, the Fund may seek to take various actions, including relying on a different exclusion, obtaining approval from the Board of Trustees to amend its investment objective and principal investment strategies in a manner that would permit it to continue to rely on the exclusion, or taking the necessary steps to comply with the commodity pool rules under the Commodity Exchange Act.  Such rules may subject the Fund to additional regulation and may limit the Fund's ability to pursue its investment strategies.  Shareholders of the Fund would not be asked to vote on any of these actions, but would be notified in advance of any such actions.

Foreign Trading Advisor risk.  All of the current Trading Advisors are located outside of the United States, and the Advisor anticipates that in the future at least some of the Trading Advisors will be located outside of the United States.  Depending upon their jurisdictions, such Trading Advisors may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’, investors’ and/or clients’ rights.  It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

Foreign investment risk.  To the extent the Fund has investment exposure to foreign markets, the Fund’s performance will be influenced by political, social and economic factors affecting investments in such markets, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency risk.  The Fund may invest directly or indirectly in currency indices or baskets.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will change adversely in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  Foreign currencies are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Leveraging risk.  Certain transactions the Fund, the Subsidiary and/or the Trading Entities may undertake, including futures contracts, forward currency contracts, forward commitment transactions and short sales, may give rise to a form of leverage.  Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein.

Liquidity risk.   The Fund is subject to liquidity risk primarily due to its investments in derivatives.  When there is little or no active trading market for specific types of derivatives, the Fund may have difficulty selling or closing out the derivatives at or near their perceived value and as a result, the value of such derivatives and the Fund’s share price may fall dramatically.

No Operating History.  The Fund is recently organized, non-diversified, open-end management investment company with a limited operating history. As a result, prospective investors have no substantial track record or history on which to base their investment decision.

Industry concentration risk.  The Subsidiary concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Subsidiary’s investments were diversified across different sectors and markets.

Short sales risk.  The Fund may make short sales, which may involve substantial risk and leverage.  Short sales expose the Fund to the risk that it will be required to cover the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.

Market disruption and geopolitical risk. The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Regulatory risk.  Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.

Market risk.  The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole.

Non-diversification risk.  Because the Fund may invest a relatively high percentage of its assets in a limited number of positions, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance
The Fund is new and it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Advisor
Ramius Trading Strategies LLC

Subadvisor
Horizon Cash Management L.L.C.

Portfolio Managers of the Advisor
William Marr and Alexander Rudin have served as the Fund’s portfolio managers since the Fund’s inception in September 2011.

Portfolio Managers of the Subadvisor
Jill King has served as the portfolio manager with respect to the portion of the Fund managed by the Subadvisor since the Fund’s inception in September 2011.

Purchase and Sale of Fund Shares
The following shows the Fund’s investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information
The Fund’s distributions out of its earnings and profits are generally taxable and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the broker-dealer or other intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.